Registration Nos. 33-92371
                                                               811-09717


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [  ]

         Pre-Effective Amendment No. __                                 [  ]

         Post-Effective Amendment No. 1                                 [X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [  ]

         Amendment No. 4                                                [X ]


                               VENUS SERIES TRUST
               (Exact name of registrant as specified in charter)

                   31 Milk Street, Suite 315, Boston MA 02109
                    (Address of principal executive offices)

                  Registrant's Telephone Number: (617) 423-1901

 Vikas Mehrotra, Venus Capital Management, Inc., 31 Milk Street, Boston MA 02109
                     (Name and address of agent for service)

                                    Copy to:

                             Michael J. Meaney, Esq.
                  McDonald, Hopkins, Burke & Haber Co., L.P.A.
     2100 Bank One Center, 600 Superior Avenue, East, Cleveland, Ohio 44114

It is proposed that this filing will become effective (check appropriate box)

         __X_     immediately upon filing pursuant to paragraph (b)

         ____     on (date) pursuant to paragraph (b)

         ____     60 days after filing pursuant to paragraph (a)

         ____     on (date) pursuant to paragraph (a) of Rule 485

         ____     75 days after filing pursuant to paragraph (a)(2) of Rule 485

         ____     on (date) pursuant to paragraph (a)(2) of Rule 485

                            THE INDIA TECHNOLOGY FUND

The India Technology Fund (the "Fund") is series of Venus Series Trust, an open-end management investment company (the "Trust"). The Fund is a non-diversified fund having the primary investment objective of obtaining long-term capital appreciation by investing in securities of Indian technology companies.

             THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
                 OR DISAPPROVED THESE SECURITIES OR PASSED UPON
                      THE ADEQUACY OF THIS PROSPECTUS. ANY
                        REPRESENTATION TO THE CONTRARY IS
                               A CRIMINAL OFFENSE.





Table of Contents
Risk/Return Summary..........................................................2
Fee Table....................................................................3
Investment Objective/Principal Investment Strategies.........................3
Risk Factors.................................................................4
Performance..................................................................9
How to Purchase Shares.......................................................9
How to Sell and Redeem Shares................................................11
Investment Management........................................................12
Distribution and Taxes.......................................................14
Distribution Plan............................................................14
Financial Highlights.........................................................15



                                   PROSPECTUS
                                   May 7, 2001

                               RISK/RETURN SUMMARY

Investment Objective

The India Technology Fund seeks to obtain long-term capital appreciation.

Principal Investment Strategies

The Fund's adviser, Venus Capital Management, Inc. (the "Adviser") will generally invest at least 70% of the Fund's total assets in securities of Indian technology companies. Investments will be concentrated on Indian technology companies in the following sectors: software, hardware, telecommunications, healthcare, biotechnology, media and entertainment, internet commerce, and internet related services. The Adviser will look to invest in companies that have, among other things, superior sales, earnings, growth, management and industry position. The Fund will primarily invest in common and preferred stock, convertible debt and equity instruments. The Fund's portfolio will also consist of securities traded outside of India and the U.S. represented by American Depository Receipts ("ADRs") and other similar receipts. For more information, see "Investment Objective/Principal Investment Strategies" below.

Principal Risks of Investing in the Fund

* The Fund is non-diversified, which may result in greater fluctuation in Fund share value than would be the case if the Fund was diversified.

* Because technologies continue to evolve, the Fund's success will depend on the ability of the companies in which it invests to adapt to this rapidly changing marketplace. There are no assurances that the companies in which the Fund invests will be able to adequately adapt their products and services to meet the needs of the changing marketplace.

* The value of Fund shares is sensitive to stock market volatility. If there is a decline in the value of exchange-listed stocks in India, the value of Fund shares will also likely decline. Changes in stock market values can be sudden and unpredictable. In addition, although stock values can rebound, there is no assurance that values will return to previous levels. Because securities markets in India are substantially smaller, less liquid and more volatile than the major securities markets in the United States, Fund share values will be more volatile.

* The value of Fund shares may be affected by political, economic, fiscal, regulatory or other developments in India. These risks can be significant.

* Substantially less public information is available about Indian companies than U.S. companies. As a result, certain material disclosures may not be made by publicly traded companies in India and less information may be available to the Fund.

* India imposes certain foreign ownership limitations on direct investments in India which, among other things, limits the percentage of foreign ownership in any one Indian company, individually or collectively, by foreign investors.

* Because the Fund invests predominantly in Indian securities, the value of Fund shares can be adversely affected by changes in the US dollar - Indian rupee exchange rate.

* The Fund may engage in certain other investment practices that are risky. Such practices include investing in options, warrants and futures, and engaging in currency transactions, hedging and short-selling.

The Fund is not a complete investment program and you may lose money by investing in the Fund. Because the Fund is new, it does not have a full calendar year of performance. Once the Fund has had a full calendar year of performance, the Fund will provide you with its average annual returns compared to the returns of an appropriate securities market index. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Shareholders of the Fund may realize substantial losses by investing in the Fund.

                                    FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Annual Fund Operating Expenses (expenses deducted from Fund assets, expressed as a percentage of average net assets)

       Management Fees*                                              2.50%
       12b-1/Shareholder Services Fees**                             0.00%
       Other Expenses*** .........                                   1.89%
       -------------------------------------------------------------------
       Total Annual Fund Operating Expenses                          4.39%
       -------------------------------------------------------------------

* The management fee payable to the Adviser for providing advisory services to the Fund consists of a basic fee and a performance adjustment calculated by comparing the Fund's performance to a target. The basic fee for the Fund is 2.50% of the Fund's average net assets. The actual fees paid to the Adviser may be as high as 5.00% and as low as 0.00%. The target for the Fund is the investment record of the IFC India Index (the "IFC India Index"), a stock index compiled by the International Finance Corporation
     (IFC), a member of the World Bank Group. For more information, see "Investment Management -- Investment Adviser" and the Statement of Additional Information. The Advisor waived its management fee for the 2000 calendar year. Figures in the above table do not take such fee waiver into account. Under such waiver, for such year Management Fees were 0.00%, 12b-1/Shareholder Service Fees were 0.00%, Other Expenses were 1.83% and total Annual Fund Operating Expenses were 1.83%.

** The Fund may pay 12b-1 fees of up to 0.25% if and when it enters into a 12b-1 distribution agreement. To date, no such agreement has been entered into.

If you request that the proceeds of a redemption be sent by wire transfer, you will be charged for the cost of such wire, which is $15.00 as of the date of this Prospectus (subject to change without notice).


Example

The following Example indicates the expenses on a $10,000 investment in Fund shares, based on the redemption of Fund shares at the end of each time period. The purpose of the following Example is to assist you in understanding the various costs and expenses that you, as a shareholder of the Fund, will directly or indirectly bear, and to further assist you in comparing such costs and expenses with that of other mutual funds. The Example assumes that your investment has a 5% return each year and just the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on those assumptions your costs would be:


     1 Year*             3 Years*             5 Years*             10 Years*
      $440                $1,329               $2,229               $4,526

* The above figures do not take into account the management fee waiver described above. Taking such fee waiver into account, you would pay the following expenses: 1 year - $186; 3 years - $576; 5 years - $990; and 10 years - $2,148.

              INVESTMENT OBJECTIVE/PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

The  investment   objective  of  the  Fund  is  to  obtain   long-term   capital
appreciation.

Principal Investment Strategies

The Adviser will generally invest at least 70% of the Fund's total assets in securities of Indian technology companies. Investments will be concentrated on Indian technology companies in the following sectors: software, hardware, telecommunications, healthcare, biotechnology, media and entertainment, internet commerce, and internet related services. The Adviser will look to invest in companies that have the following characteristics:

*      rapidly rising sales,

*      high earnings growth rates,

*      demonstrated superior long-term capital appreciation,

*      industry leaders, and

*      proven management teams.

The Fund will primarily invest in common and preferred stock, convertible debt and equity instruments. The Fund's portfolio will also consist of securities traded outside of India and the U.S. represented by ADRs and other similar receipts. For more information, see the Statement of Additional Information.

Portfolio Turnover

The Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolio from time to time as political, business and economic conditions and market prices may dictate and its investment policies may require. It is estimated that the portfolio turnover rate generally will not exceed 200%. A high rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. However, the Fund expects to minimize these potential adverse effects of portfolio turnover through its use of discount brokers and through investment in a relatively small number of portfolio securities. Any realized net short-term investment gain will be taxed to shareholders as ordinary income. See "Dividends, Distributions and Taxes" below.


                                  RISK FACTORS

In addition to the other information contained in this Prospectus and the Statement of Additional Information, you should also carefully consider the following factors in evaluating an investment in the shares of the Fund, any of which could materially reduce the Fund's net asset value. The risks and uncertainties described below are not the only ones that could adversely affect your investment in shares of the Fund. Additional risks and uncertainties of which the Fund either is unaware or does not deem material at this time could materially reduce the Fund's net asset value.

Non-Diversified Fund

The Fund is a "non-diversified" fund. The Fund is considered "non-diversified" because a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers. The Fund's portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. The Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The Fund, however, intends to seek to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which imposes diversification requirements on the Fund that are less restrictive than the requirements applicable to "diversified" investment companies under the 1940 Act. The Fund reserves the right to become a "diversified fund" by limiting the investments in which more than 5% of its total assets are invested.

Investment in the Technology Sector

The Fund plans to invest primarily in the equity securities of Indian technology companies. The value of the shares of the Fund may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. The specific risks faced by technology companies include:

*    rapidly  changing   technologies  and  products  that  may  quickly  become
     obsolete;

* exposure to a high degree of government regulation, making these companies susceptible to changes in government policy and failures to secure regulatory approvals;

* cyclical patterns in information technology spending which may result in inventory write-offs;

*    scarcity  of   management,   engineering   and  marketing   personnel  with
     appropriate technological training;

*    the possibility of lawsuits related to technological patents; and

* changing investor sentiments and preferences with regard to technology sector investments (which are generally perceived as risky).

There are no assurances that the companies in which the Fund invests will be able to adequately adapt their products and services to meet the needs of the changing marketplace.

Political and Economic Instability

The value of the Fund shares may be adversely affected by political, economic, social and religious factors, changes in the laws or regulations of India and the status of the relations of India with other countries. Furthermore, the Indian government exercises significant influence over many aspects of the Indian economy, which could affect private sector companies and the Fund, market conditions and prices and yields of securities in the Fund's portfolio.

Religious and ethnic unrest persists in India. In recent years, India has experienced considerable sectarian tension between Hindus and Muslims, marked by periodic violence. In addition, separatist movements have been ongoing in several states for a number of years. Political extremists have been responsible for assassinating two of India's Prime Ministers in the past ten years. Notwithstanding such conflicts, India has experienced orderly governmental transitions. India's relations with neighboring countries historically have been tense.

The Indian government generally exercises substantial involvement in its economy. From 1947 to the mid - 1980's, India maintained predominantly socialist economic policies with a high level of state ownership and bureaucratic intervention. Since the mid-1980's, India has adopted more liberal and free-market economic policies. Despite these reforms, a large portion of industry and the financial system remains under state control of or is subsidized by the government. There can be no assurance that the Indian government will continue to pursue liberal and free-market economic policies or, if it does, that such policies will be successful. A return to more socialist policies could adversely affect the Fund's investments in securities of Indian companies.

Securities Market Characteristics

The stock markets in India are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations. The securities industry in India is comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. Physical delivery of securities in small lots generally has been required in India and a shortage of vault capacity and trained personnel has existed among qualified custodial Indian banks. The Fund may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of the Fund to invest its assets may be impaired.

The Indian securities markets are fragmented, substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many Indian companies may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. A limited number of issuers may represent a disproportionately large percentage of market capitalization and trading.

Anticipation by market participants of the initial offering period, and offering of other investment funds seeking to invest in securities of Indian companies, may increase demand for such securities and may adversely influence the prices paid by the Fund in purchasing securities for its portfolio. The limited liquidity of the securities markets of India may affect the Fund's ability to acquire or dispose of securities at the price and time it desires.

Financial Disclosure and Regulatory Matters

Substantially less public information is available about Indian companies than U.S. companies. The disclosure and regulatory standards applicable to Indian companies are in many respects less stringent than U.S. standards, and issuers are subject to accounting, auditing and financial standards requirements that are less rigorous than those applicable to U.S. issuers. As a result, certain material disclosures may not be made by publicly traded companies in India and less information may be available to the Fund and other investors than would be the case if the Fund's investments were restricted to listed securities of U.S. issuers. This lack of available information may be an even greater consideration in the event that the Fund invests in unlisted securities. There is also substantially less regulation of the securities markets in India and substantially less enforcement of regulatory provisions relating thereto than in the United States. Indian stock exchanges were subject to occasional suspensions of trading in June and July 1992 and more recently in March 1995 in connection with a governmental investigation of allegations of significant financial fraud involving manipulative trading practices.

Restrictions on Investments by Foreign Institutional Investors

Foreign institutional investors ("FIIs"), including institutions such as institutional portfolio managers, pension funds, investment trusts and asset management companies, may invest in all the securities traded on the primary and secondary markets in India. Under the guidelines established by the Securities and Exchange Board of India ("SEBI"), FIIs are required to obtain an initial registration from the SEBI before commencing investment activity in Indian securities. The Fund is registered as a FII with the SEBI. The guidelines set forth by the SEBI under which FIIs may invest directly in Indian equity securities are new and evolving. Under the existing guidelines, no FII, such as the Fund, may hold more than ten percent of the total issued equity securities of any Indian company. In addition, portfolio investments by all non-residents as a group, including those of all FIIs and their clients, may not exceed 30 percent of the issued equity securities of any Indian company. Due to the foregoing, the ability of the Fund to invest in certain companies may be restricted. Under current guidelines, FIIs and their clients may freely remit and convert into Indian rupees, amounts for investment into India and convert into US dollars and repatriate capital, income and gains from India. There can be no assurance that these guidelines will not be amended, clarified, interpreted by judicial or administrative ruling or superseded in such a way that may adversely affect the Fund. With respect to investments in Indian companies by members of the Advisory Board of the Adviser and the Board of Trustees of the Trust, and the effect such investments could have on the Fund's investment objectives, see "-- Conflicts of Interest."

Fluctuations in Currency Exchange Rates

Because investment in Indian companies will usually involve Indian currency, the value of the assets of the Fund as measured by US dollars may be adversely affected by changes in the Indian rupee-US dollar exchange rate. Such exchange rate may fluctuate significantly over short periods of time causing the Fund's net asset value to fluctuate as well. In addition, costs are incurred in connection with conversion between the Indian rupee and US dollar.

Foreign Exchange Risk

The Fund's assets will be invested in securities primarily quoted or denominated in Indian rupees. Accordingly, a change in the value of the Indian rupee against the US dollar will result in a corresponding change in the US dollar value of the Fund's assets quoted or denominated in Indian rupees as well as the US dollar equivalent of dividends distributed in Indian rupees by Indian companies and of capital gains realized by the Fund on a sale of such assets. In addition, if the exchange rate of the Indian rupee against the US dollar declines between the time the Fund incurs expenses in US dollars and the time such expenses are paid, the amount of Indian rupees required to be converted into US dollars in order to pay expenses in US dollars will be greater than the equivalent amount in such currency of such expenses at the time they are incurred.

Exchange Control

The ability of the Fund to exchange Indian rupees into US dollars and repatriate investment income, capital and proceeds of sales realized from its investments in Indian securities is subject to regulation by the Reserve Bank of India under the Foreign Exchange Regulation Act. Under the FII guidelines as currently in effect, necessary action to establish bank and custodial accounts, convert currency and repatriate capital and income on behalf of the Fund has been taken. There can be no assurance that the Government of India in the future will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime in such a way that may adversely affect the ability of the Fund to repatriate its income and capital.

Delay in Securities Settlement

In the past, Indian stock exchanges have been subject to repeated closure, including a closure for nine days in December 1993 due to a broker's strike. Recently, the Mumbai Stock Exchange was closed for 3 days due to suspected default in payment by a broker. There can be no assurance that such closures will not recur. The stock markets in India generally have settlement mechanisms that are less developed and less reliable than those in more mature markets. Recent increases in the volume of securities transactions, particularly those involving FIIs approved by SEBI to invest in Indian securities generally have strained the capacity of the settlement system and of custodial banks in India. As a result of weaknesses in the settlement system, the Fund may experience delays or other material difficulties in settling transactions effected in the securities market of India which could adversely affect the Fund's net asset value, the market price of the shares of the Fund's portfolio companies, the ability of the Fund to effect portfolio transactions and the ability of the Fund to obtain liquid capital to effect redemptions.

Risks Associated with Certain Investment Practices

* Use of put and call options could result in losses to the Fund, from the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

* Currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

* Losses resulting from the use of hedging, such as short sale transactions, will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging had not been used.

* Use of equity warrants and interest warrants could result in a greater volatility in the Fund's net asset value and in sudden losses for the Fund.

* The variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the futures contracts will be greater than gains in the value of the Fund's position.

* When the Adviser anticipates that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. The Fund will realize a gain if there is a decline in price of the security between those dates, which decline exceeds the costs of the borrowing the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is unlimited since it is directly tied to the maximum attainable price of the security less the price at which the security was sold. Until the Fund replaces a borrowed security, it will maintain at all times cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, the Fund may not receive any payments (including interest) on collateral deposited with them. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of the Fund's net assets.

Conflicts of Interest


In addition to the Fund, the Adviser manages the Iris India Fund, which is a broad-based fund that invests in Indian companies. The Adviser also manages the Venus Value Fund, which is a broad-based fund that invests primarily in U.S. securities; however, the Venus Value Fund does, on occasion, invest in Indian companies. The Adviser also manages the assets of certain individuals, but these clients do not invest in Indian companies through the Adviser. Originally, the Adviser managed the assets of VLS Finance Ltd. and certain relatives of Mr. Mehrotra; however, the Adviser no longer manages the assets of VLS Finance Ltd. nor the relatives of Mr. Mehrotra. Conflicts of interests may arise when the Adviser is offered a limited number of securities in a given portfolio company or opportunity, and the Adviser must choose what amounts of the investment will be allocated to the Fund, the Iris India Fund and the Venus Value Fund. To the extent that two or more of the Fund, the Iris India Fund and the Venus Value Fund have co-invested in a given portfolio company, the interests of the three funds may diverge. The Fund and the Adviser will adopt a code of ethics and other guidelines to provide guidance for how each of the Fund and the Adviser will deal with limited investment opportunities and co-investment conflicts. In the event that the Adviser must allocate a limited investment opportunity in Indian securities among the three funds, the Adviser intends to allocate such investment opportunity among the Fund, the Iris India Fund and the Venus Value Fund pro rata based upon the assets under management in each fund.


It is anticipated that members of the Advisory Board of the Adviser (the "Advisory Board") and the members of the Board of Trustees of the Trust (the "Board of Trustees") may, from time to time, purchase shares of the Fund on the same terms and conditions as that offered to other investors of the Fund; provided, however, no such member will co-invest with the Fund or engage in similar transactions with the Fund. These fiduciaries will not purchase securities of a limited investment opportunity that impairs the ability of the Fund to invest in such limited investment opportunity. In addition, it is currently not anticipated that members of the Advisory Board or the Board of Trustees will engage in frequent trades in securities of Indian companies in which the Fund invests. None of the members of the Advisory Board or the Board of Trustees are Indian nationals and, therefore, can only invest in Indian companies through FIIs. To the extent that such members currently have holdings in Indian companies, conflicts of interest may arise. Also, to the extent such members make investments in the same Indian companies in which the Fund invests, such investments may conflict with the objectives of the Fund because such investments will be counted against the limitations on foreign ownership in such Indian companies, which may limit the aggregate investment that the Fund wishes to make in such Indian companies. See "-- Restrictions on Investments by Foreign Institutional Investors." In light of such potential conflicts of interest and to ensure compliance with all applicable laws, including without limitation,
Section 17 of the Act and Indian securities laws and regulations, members of the Advisory Board and Board of Trustees will regularly report their holdings and investment activities to the Adviser. The Fund and the Adviser will take appropriate steps to protect the interests of the Fund in light of investments made by members of the Advisory Board and the Board of Trustees.

Enforceability of Judgments

Because the laws of India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States, if may be more difficult to obtain a judgment in the courts of India than it is in the United States.

                                   PERFORMANCE

From time to time, the Fund may advertise performance data represented by a cumulative total return or an average annual total return. Total returns are based on the overall or percentage change in value of a hypothetical investment in the Fund and assume all of the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's returns, it should be recognized that they are not the same as actual year-by-year results.

Performance may be compared to well-known indices such as the S&P 500 Index or IFC India Index or BSE India Index. Also, the Fund may include published editorial comments compiled by independent organizations such as Lipper Analytical Services or Morningstar, Inc.


                             HOW TO PURCHASE SHARES

Shares may be purchased by any investor without a sales charge. A minimum initial investment of $1,000 is required to open an account with subsequent minimum investments of $100. Investment minimums may be waived at the discretion of the Board of Trustees.


Shareholders Accounts

When you invest in the Fund, the Transfer Agent will establish an open account to which all full and fractional shares (to three decimal places) will be credited, together with any dividends and capital gains distributions, which are paid in additional shares unless you instruct the Transfer Agent that you would like your distributions in cash. The Fund will not issue share certificates evidencing shares of the Fund. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. You will be notified of the status of your account following each purchase or sale transaction.

Initial Purchase

The initial purchase may be made by check or by wire in the following manner:

      By Check. You should complete and sign the account application which accompanies this Prospectus, and send it along with a check for the initial investment payable to Venus Series Trust, the India Technology Fund to the Transfer Agent at:

                           Mutual Shareholder Services, LLC
                           8869 Brecksville Road, Suite # C
                           Brecksville, Ohio 44141
                           Attention:  Gregory Getts

     By Wire. In order to expedite the investment of funds, you may advise your bank or broker to transmit funds via Federal Reserve Wire System to:

                           Firstar Bank, N.A.
                           425 Walnut Street
                           Cincinnati, Ohio 45202
                           ABA #0420-0001-3
                           Account #821661600
                           f/b/o Venus Series Trust

Your bank may charge a fee for the wire transfer of funds, which is your responsibility. Your name and account number should also be provided.

* Through Brokers. The Fund may be made available through the network of brokers such as Charles Schwab and Fidelity. However, you will need to check with the broker if the marketing agreement is in place between the Fund and the broker so that you can invest in the Fund.

Subsequent Purchases

You may make additional purchases in the following manner:

* By Check. You should mail a check made payable to Venus Series Trust, the India Technology Fund, along with the stub from a previous purchase or sale confirmation, to the Transfer Agent.

* By Wire. Funds may be wired by following the previously stated instructions for an initial purchase.

* By Telephone. In order to make telephone purchases, you must first complete a Telephone Purchase Authorization Form which is available from the Fund. Once the completed authorization form has been received, you may make telephone purchases by calling the Transfer Agent at (877) 59-FUNDS (1-877-593-8637). An order confirmation will be mailed to you. Payment must be received within three business days of the date that the purchase is made. If your payment is not received within three business days, the Fund reserves the right to redeem the shares you purchased by telephone. If such redemption results in a loss to the Fund, to the extent that you have shares in your account, the Fund has the right to redeem sufficient additional shares from your account to reimburse the Fund for any such loss. In no event will any losses arising from such redemptions be liabilities of the Fund. Payment for purchases made by telephone may be made by check or by wire to the aforementioned address and wiring instructions. This telephone purchase option may be discontinued without notice.

Automatic Investment Plan

The Automatic Investment Plan permits you to purchase shares of the Fund at monthly intervals; provided that your bank allows automatic withdrawals. At your option, the bank account that you designate will be debited by an amount that you specify, and such funds will be used to purchase shares of the Fund on a monthly basis. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Should you desire participating in the Automatic Investment Plan, you should call the Transfer Agent at (877) 59-FUNDS (1-877-593-8637) or the Fund at (617) 423-1901
or (800) 720-6850 to obtain the appropriate forms. The Automatic Investment Plan does not assure a profit and does not protect against loss in declining markets. You may terminate your participation with the Automatic Investment Plan at any time by notifying the Transfer Agent.

Price of Shares

The price paid for Fund shares is the net asset value per share of the Fund, as determined by the Adviser, after the Transfer Agent has received the funds for purchase, except that the price for shares purchased by telephone is the net asset value per share determined after receipt of telephone purchase instructions. Net asset value per share of the Fund is computed by the Adviser as of the close of business (currently 4:00 P.M., Eastern Standard Time) each day the New York Stock Exchange is open for trading and on each other day during which there is a sufficient degree of trading in the Fund's investments to materially affect the net asset value of the Fund shares. Net asset value of the Fund is determined by calculating the total value of all portfolio securities, cash, other assets held by the Fund, and interest and dividends accrued and subtracting from that amount all liabilities, including accrued expenses. The net asset value of the Fund is divided by the total number of shares outstanding to determine the net asset value of each share.

For purposes of computing the net asset value per share, securities listed on a securities exchange in India or a relevant exchange overseas will be valued on the basis of the last sale of the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day or, if market quotations are not readily available, at fair value as determined in good faith by the Board of Trustees. Unless the particular circumstances (such as an impairment of the credit-worthiness of the issuer) dictate otherwise, the fair value of short-term securities with maturities of 60 days or less shall be their amortized cost. All other securities and other assets of the Fund will be valued at their fair value as determined in good faith by the Board of Trustees.

Other Information Concerning Purchase of Shares

The Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons. If an order is canceled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from your account to reimburse it for any loss. For purchases of $50,000 or more, the Fund may, in its discretion, require payment by wire or cashier's or certified check.


                          HOW TO SELL AND REDEEM SHARES

All shares of the Fund offered for redemption will be redeemed at the net asset value per share of the Fund determined after receipt of the redemption request, if in compliance with the requirements described in this section, by the Transfer Agent. Because the net asset value of Fund shares will fluctuate as a result of changes in the market value of the Fund's portfolio securities, the amount you receive upon redemption may be more or less than the amount you paid for such Fund shares being redeemed. Redemption proceeds will be mailed to your registered address of record or, if the redemption proceeds are $5,000 or more, may be transmitted by wire, upon your written request to the Transfer Agent, to your pre-designated account at a domestic bank. You will be charged for the cost of such wire transfer. If Fund shares purchased by check are being redeemed, such redemption proceeds will be paid only after the check used to make the purchase has cleared (usually within 15 days after payment by check). This delay can be avoided if, at the time of purchase, you provide payment by certified or cashier's check or by wire transfer.

Redemption by Mail

Shares may be redeemed by mail or by writing directly to the Transfer Agent. The redemption request must be signed exactly as your name appears on the account application, with the signature guaranteed, and must include your account number. If Fund shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration form. You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public is not an acceptable guarantor.

A request for redemption will not be processed until all of the necessary documents have been received in proper form by the Transfer Agent. If you are in doubt as to what documents are required, you should contact the Transfer Agent at (877) 59-FUNDS (1-877-593-8637).

Redemption By Telephone

Shares may be redeemed by telephone by calling the Transfer Agent at (877) 59-FUNDS (1-877-593-8637) or the Fund at (617) 423-1901 or (800) 720-6850 on any
day the New York Stock Exchange is open for trading. An election to redeem by telephone must be made on the account application or on other forms prescribed by the Fund which may also be obtained by calling the Transfer Agent. This Prospectus has a form for you to supply your own four digit identification number which must be given upon request for redemption. The Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believed to be genuine. If the Fund fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Any changes or exceptions to the original election must be made in writing with signature guaranteed, and will be effective upon receipt by the Transfer Agent. The Transfer Agent and the Fund reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option without notice. The minimum telephone redemption is $1,000.

Other Information Concerning Redemption

The Fund reserves the right to take up to seven days to make payment if, in the judgment of the Adviser, the Fund could be adversely affected by immediate payment. In addition, the right of redemption for the Fund may be suspended or the date of payment postponed for (a) any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, or
(ii) during which trading on the New York Stock Exchange is restricted; (b) any period during which an emergency exists as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (c) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. In determining whether any of the conditions for suspension of redemption are in effect, the Fund will be guided by the rules, regulations and pronouncements of the SEC.

Due to the high cost of maintaining accounts, the Fund has the right to redeem, upon not less than 30 days written notice, all of your shares of the Fund if, through prior redemptions, your account has a net asset value of less than $1,000. You will be given at least 30 days written notice prior to any involuntary redemption and during such period will be allowed to purchase additional shares to bring your account up to the applicable minimum before the redemption is processed.

Automatic Withdrawal Plan

If you who own shares of the Fund  valued at  $15,000 or more,  you may elect to receive a monthly or quarterly check (or direct deposit to your checking account) in a stated amount (minimum amount is $100 per month or quarter). Shares will be redeemed at net asset value as may be necessary to meet the withdrawal payments. If your withdrawal payments exceed your reinvested dividends and distributions, your shares will be reduced and eventually depleted. A withdrawal plan may be terminated at any time by you or the Fund. Costs associated with the withdrawal plan are borne by the Fund. Additional information regarding the Automatic Withdrawal Plan may be obtained by calling the Transfer Agent at (877) 59-FUNDS (1-877-593-8637) or the Fund at (617) 423-1901 or (800) 720-6850.


                              INVESTMENT MANAGEMENT

Investment Adviser

The Fund's investment adviser is Venus Capital Management, Inc., an investment management firm founded in 1994. The Adviser is registered under the Investment Advisers Act of 1940. The Adviser has not been sponsored, recommended or approved, nor have its abilities or qualifications been passed upon, by the SEC or any other government agency.

As compensation for the Adviser's services to the Fund, the Fund will pay the Adviser a performance-based management fee ranging from 0.00 - 5.00% of the Fund's net asset value, calculated monthly by comparing the Fund's investment performance to a target during the most recent twelve-month period. The target for the Fund is the investment record of the IFC India Index, a stock index compiled by the International Finance Corporation ("IFC"), a member of the World Bank Group. The difference between the Fund's performance compared to the performance of the IFC India Index is multiplied by a performance adjustment of 12.5% at an annual rate ("Performance Adjustment"). The Performance Adjustment is then added or subtracted from the basic fee of 2.50%, subject to the Adviser's minimum fee of 0.00% and maximum fee of 5.00%. For example, if the Fund underperforms its benchmark by 20 percentage points over a 12-month period, the minimum management fee of 0.00% will apply. Correspondingly, if the Fund overperforms its benchmark by 20 percentage points, the maximum total management fee of 5.00% will apply.

The Advisor waived its entire management fee in respect of the 2000 calendar year. Without taking such fee waiver into account, the management fee in respect of 2000 would have been $25,480.

The Adviser's management fees are higher than the fees charged by other typical investment advisers, including investment advisers of funds with similar investment objectives and strategies. The Adviser believes that each investor can, based on the fee discussion in this Prospectus, make its own determination as to whether the higher performance fees are reasonable in light of the Fund's performance.

The IFC India Index is an index that is not managed or controlled by the IFC, and is comprised of securities of approximately 150 Indian companies. The IFC India Index assigns relative percentage values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks in the index. The Adviser believes that the IFC India Index will serve as an adequate benchmark against which to compare the Fund's performance because: (i) the IFC India Index focuses on the same geographical area as the Fund's investment strategy; (ii) Indian technology companies comprise approximately 25% of the aggregate market capitalization of the companies included in the IFC India Index; and (iii) the IFC India Index reflects a balanced equity return. See the Statement of Additional Information for additional information about the fee calculation.

Subject to the supervision and direction of the Board of Trustees, the Adviser manages the Fund's portfolio in accordance with the stated policies of the Fund. The Adviser makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. In addition, the Adviser or its affiliates furnishes office facilities and administrative services necessary to perform its duties, pays the salaries of any officers or employees who are employed by both it and the Fund and, subject to the direction of the Board of Trustees, is responsible for the overall management of the business affairs of the Fund.

Portfolio Manager

Mr. Vik Mehrotra is the person primarily responsible for the management of the portfolio of the Fund. Mr. Mehrotra has over nine years of experience in managing portfolios. Mr. Mehrotra is registered with the SEC as an investment adviser and has also obtained the National Association of Securities Dealers' series 7, 63, 3 and 65 licenses. Mr. Mehrotra received his Masters in Business Administration degree in 1991 from the Rochester Institute of Technology, Rochester, New York, with specialization in finance and investment management.


Since January 1994, Mr. Mehrotra has worked with VLS Finance, Ltd., an investment bank in India, where he (i) has established its equities research department, (ii) is responsible for recruiting analysts, traders and fund managers for VLS Finance, and (iii) developed a 200 selection criteria process (150 quantitative and 50 qualitative) for investing in equities in Indian companies. Mr. Mehrotra also manages the Iris India Fund, a broad-based India fund, since January 1994, and the Venus Value Fund, an off-shore broad-based U.S. and India fund since 1996. Since June 1999, Mr. Mehrotra has worked as a broker for Wall Street Electronica. Inc. Mr. Mehrotra's past experiences include working as a stock broker for PaineWebber, Inc. from June 1991 to January 1994, and working as a stock broker for Lombard Securities Inc., Baltimore, Maryland from August 1995 to June 1999.


Advisory Board

Mr. Mehrotra will, from time to time, seek advice from an advisory board comprised of Messrs. V. P. Shenoy (Chief Executive Officer, Euclid Network Solutions, Inc.) and Sateesh Andra (Chief Technology Officer, Euclid Network Solutions), who will generally assist Mr. Mehrotra in identifying technological trends and understanding new technologies. Euclid Network Solutions is an internet infrastructure company.

Dr. Shenoy received his M.S. and Ph.D. in Electrical Engineering from the University of Cincinnati and also holds a B.S. from University of Mysore, India. Before co-founding Euclid Network Solutions, Dr. Shenoy held senior level management, strategic and product marketing and systems engineering positions in several Silicon Valley companies such as Tsqware, VLSI Technology, Siemens, National Semiconductors and AMD. He was a founding member of the Gigabit Ethernet Alliance while at VLSI Technology and also a principal member of the ATM Forum.

Mr. Andra has 10 years of experience in the areas of business planning, strategy, marketing and business development. Mr. Andra has expertise in Internet Infrastructure Technologies with a patent pending in this area. He was responsible for technology direction and a product roadmap for LSI Logic's Data Communication Solutions. LSI Logic's clients include premier infrastructure companies such as Cisco, Nortel Networks, Extreme Networks and Alteon Systems. Mr. Andra began his career at Wipro, a $20 billion dollar Indian Information Technology Company, as a Research and Development Engineer.

It is anticipated that members of the Advisory Board may, from time to time, purchase shares of the Fund on the same terms and conditions as that offered to other investors of the Fund; provided, however, no such member will co-invest with the Fund, by making a regular practice of purchasing or selling the same securities in which the Fund invests, or engage in similar transactions with the Fund. See "Risk Factors -- Conflicts of Interest."



                             DISTRIBUTIONS AND TAXES

The Fund will declare and pay, at least annually, distributions of substantially all of its net investment income, if any, earned during the year from investments, and will distribute net realized capital gains, if any, once each year. All distributions will be reinvested automatically at net asset value in additional shares of the Fund unless you elect to receive distributions in cash. For federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested.

The Fund generally intends to operate in a manner such that it will not be liable for federal income tax.

The Fund's distributions of net income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain generally are taxable to you as long-term capital gain. The Fund's distributions also may be subject to certain state and local taxes.

If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Investment income received by the Fund may give rise to withholding and other taxes imposed by foreign countries. The Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to its shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. For further information, please see the Statement of Additional Information.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of distributions paid during the year.

Consult your personal tax adviser about the tax consequences of an investment in the Fund in your particular circumstances.


                                DISTRIBUTION PLAN

The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act, but has not yet entered into any agreement with a distributor. The Fund may enter into a distribution and service agreement ("Distribution and Services Agreement") in the future. If the Fund enters into a Distribution and Services Agreement, the fees incurred by the Fund under such agreement would be paid out of the Fund's assets on an on-going basis. Over time, such fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

        SHAREHOLDER INQUIRIES SHOULD BE DIRECTED TO THE SECRETARY OF THE
              TRUST AT 31 MILK STREET, SUITE #315, BOSTON, MA 02109

                              FINANCIAL HIGHLIGHTS


         The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.


Selected data for a share outstanding throughout the period:       04/25/00** to
                                                                   12/31/00

Net Asset Value-Beginning of Period                                $  10.00

Net Investment Income                                                  0.06
Net Realized and Unrealized Losses on Securities                      (1.92)

         Total from Investment Operations                             (1.86)

Dividends from net investment income                                   0.00 (A)

Total Distributions                                                    0.00

Net Asset Value-End of Period                                      $   8.14

Total Return                                                         -18.56%

Ratios/Supplemental Data

Net Assets-End of Period (Thousands)                               $  1,765
Ratio of Expenses to Average Net Assets after reimbursements           1.83%*
Ratio of Expenses to Average Net Assets before reimbursements          4.39%*
Ratio of Net Income to Average Net Assets                              1.15%*

Portfolio Turnover Rate                                               25.94%*

*Annualized
** Commencement of operations.
(A) Represents an amount less than $0.005

                            THE INDIA TECHNOLOGY FUND






          Additional information about the Fund has been filed with the Securities and Exchange Commission (the "Commission") in a Statement of Additional Information dated the same date as this Prospectus. If you would like to obtain a free copy of the Statement of Additional Information or have any inquiries about the Fund, please contact Mutual Shareholder Services,
           LLC, the Fund's transfer agent, toll free at (877) 59-FUNDS
             (1-877-593-8637). Additional information about the Fund
           (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public
           Reference Room may be obtained by calling the Commission at
          1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's
               Internet site at http://www.sec.gov. Copies of this
          information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
            publicinfo@sec.gov, or by writing the Commission's Public
                 Reference Section, Washington, D.C. 20549-0102.










                                   PROSPECTUS

                                   MAY 7, 2001

                               VENUS SERIES TRUST

                       Statement of Additional Information
                                   May 7, 2001

                                 31 Milk Street
                                   Suite #315
                                Boston, MA 02109
                                 (617) 423-1901


The India Technology Fund (the "Fund") is a non-diversified fund having the primary investment objective of obtaining long-term capital appreciation by investing in securities of Indian technology companies.

This Statement of Additional Information relating to the Fund is not a prospectus and should be read in conjunction with the Fund's prospectus. A copy of the Fund's prospectus can be obtained from Mutual Shareholder Services, LLC (the "Transfer Agent"), 1301 E. 9th Street, Suite 1005, Cleveland, Ohio 44114,
(877)  59-FUNDS  (1-877-593-8637)  or from the Fund at (617)  423-1901  or (800)
720-6850. The prospectus to which this Statement of Additional Information relates is dated the same date as this Statement of Additional Information and is hereby incorporated by reference.




                                TABLE OF CONTENTS


                                                                           Page

Fund History..................................................................2
Description of the Fund, its Investments and Risks............................2
Fundamental Investment Policies...............................................3
Management of the Fund........................................................4
Compensation Table............................................................5
Ownership of Shares...........................................................5
Investment Advisory Services..................................................5
Other Services................................................................7
Portfolio Transactions........................................................8
Capital Stock and Other Securities............................................8
Purchase, Redemption and Pricing of Securities Being Offered..................9
Taxation of the Fund..........................................................9
Financial Statements.........................................................11

                                  FUND HISTORY

The Fund is a fund formed by Venus Series Trust (the "Trust"). The Trust is an open-end management investment company, organized as a business trust under the laws of the State of Delaware by Certificate of Trust, dated as of November 8, 1999 and by the Declaration of Trust, dated as of November 8, 1999 (the "Declaration of Trust").


               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

Although the Fund will primarily invest in common and preferred stock, convertible debt and equity instruments (all of which are more fully described in the Fund's prospectus). The Fund's portfolio will also consist of securities traded outside of India and the U.S. represented by ADRs and other similar receipts. The Fund may also, in furtherance of the Fund's investment objective, invest, trade or engage in the securities or investment activities described below.

*     Money-Market  Investments.  The Fund may  invest in  no-load  money-market mutual funds, high-quality short-term debt securities and money-market instruments (such as repurchase agreements, commercial paper and certificates of deposit) (collectively, "money-market investments"), when and to the extent deemed advisable by the Adviser. An investment by the Fund in money-market investments may involve some duplication of advisory fees and other expenses.

* Options. The Fund may invest in put and call options for which the Fund pays a premium (cost of option), and the Fund may buy or sell such options, exercise such options, or permit such options to expire, in each case, when and to the extent deemed advisable by the Adviser. The Fund may suffer a total loss from its investment in options.

* Warrants. When and to the extent deemed advisable by the Adviser, the Fund may invest in warrants, which are options to purchase a specified security at a specified price (usually representing a premium over the applicable market value of the underlying security at the time of the warrant's issuance) and usually during a specified period of time.

* Futures Contracts. The Fund may invest in futures contracts for the purchase or sale of specific securities, stock indexes, commodities, currencies or country indexes, when and to the extent deemed advisable by the Adviser. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date.

* Short Sales. The Fund may engage in short sale transactions in securities listed on one or more worldwide securities exchanges, particularly in India, Luxembourg, London and the United States, when and to the extent deemed advisable by the Adviser. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace such borrowed securities at whatever price such securities may be at the time the Fund purchases such securities for delivery to the lender.

     Since short selling can result in profits when stock prices generally decline, the Fund in this manner, can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market. However, the Fund could, at any given time, suffer both a loss on the purchase or retention of one security if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value. When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. Moreover, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of a mutual fund that does not engage in short sales. The Fund may make short sales "against the box", i.e., sales made when the Fund owns securities identical to those sold short.

* Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

For more information, see "Investment Objective and Principal Investment Strategies" and "Risk Factors" in the Fund's prospectus.


                         FUNDAMENTAL INVESTMENT POLICIES

The following policies are fundamental investment policies. Fundamental investment policies are those that cannot be changed without the approval of the holders holding a majority of the Fund's outstanding shares. The phrase "a majority of the Fund's outstanding shares," when used in this Statement of Additional Information, means the lesser of (i) 67% or more of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy and (ii) more than 50% of the outstanding voting shares.

*     Concentration  of  Investments.  In  seeking  to  achieve  its  investment objective, the Fund will invest primarily in securities of Indian technology companies. Investments will be concentrated in Indian software, hardware, telecommunications, healthcare, biotechnology, media and entertainment, internet commerce, and internet related services companies that have, among other things, superior sales, earnings, growth, management and industry position. The investments will not be concentrated in any other industries.

* Limitations of Investments in a Single Company. The Fund may not invest more than 25% of the value of the Fund's total assets in a single issuer (other than cash, money-market investments or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

* Restrictions on Lending. The Fund may not lend money or securities; provided that the making of interest-bearing demand deposits with banks and the purchase of debt securities in accordance with the Fund's objective and policies are not prohibited.

*    Borrowing.  The Fund may  borrow up to but not more than 50% of the  Fund's
     net  assets  from  a  banking   institution   for  the  purpose  of  making
     investments.

* Restrictions on Commodities Trading. The Fund may not invest more than 35% of the Fund's net assets in commodities or commodity futures contracts.

* Restrictions on Purchase and Sale of Real Estate. The Fund may not invest any of the Fund's net assets in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

* Restrictions on Underwriting. The Fund may not underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the disposition of portfolio securities.

* Restrictions on Issuance of Senior Securities. The Fund may not issue senior securities, as such term is defined in the Securities Act.

* Mauritius Special Purpose Company. The Fund may invest in India through a special purpose company organized under the laws of the Republic of Mauritius, which is intended to allow the Fund to take advantage of a favorable tax treaty between India and Mauritius.

Changes in values in any of the Fund's investments, or the assets of the Fund as a whole, will not cause a violation of any percentage-based investment restriction so long as such percentage restriction was observed by the Fund at the time the Fund made such investment.

                             MANAGEMENT OF THE FUND

Trustees and Officers

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Trust and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Trust and its beneficiaries, which include the shareholders of the Fund.

The Board of Trustees consists of Messrs. Vikas Mehrotra, John Gutfreund, S. Atiq Raza and Raj Singh. Messrs. Gutfreund, S. Atiq Raza and Raj Singh have no affiliation or business connection with the Adviser or any of the Adviser's affiliated persons. Mr. Mehrotra is the president and sole stockholder of the Adviser.

The business and affairs of the Fund are managed under the direction of the Board of Trustees, as required by Delaware law. The day-to-day operations of the Fund are conducted through or under the direction of its officers. By virtue of the responsibilities assumed by the Adviser as investment adviser, all of the Fund's officers are officers and employees of the Adviser.

It is anticipated that members of the Board of Trustees may, from time to time, purchase shares of the Fund on the same terms and conditions as that offered to other investors of the Fund; provided, however, no such member will co-invest with the Fund, by making a regular practice of purchasing or selling the same securities in which the Fund invests, or engage in similar transactions with the Fund. See the Prospectus, "Risk Factors -- Conflicts of Interest."

The following table provides biographical information with respect to each current Trustee and officer of the Trust. Each Trustee who is or may be deemed to be an "interested person" of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), is indicated by an asterisk.

Name and Address* (Age)          Position with Fund     Principal Occupations During Past Five Years
-----------------------          ------------------     --------------------------------------------
Vikas Mehrotra** (32)            President and Trustee  Chairman  of  the  Trust;  President  and  Director,  Venus
                                                        Capital Management, Inc., a registered investment adviser;
                                                        V.P. International Division, VLS Finance, Ltd., an investment bank in India; Manager, Iris India Fund; Broker, Wall Street
                                                        Electronica; stock broker, Paine Webber; broker, Lombard
                                                        Securities, Baltimore, Maryland.

John Gutfreund (71)              Trustee                President,  Gutfreund  &  Company,  Inc.,  a New York based financial consulting firm; Director of FreshPoint America,
                                                        Inc., Foamex International, Inc., Baldwin Piano and Organ Co.,
                                                        LCA Vision, Inc., Command Security Corp Ascent Assurance, Inc.,
                                                        and the Universal Bond Fund; Chairman and CEO of Salomon
                                                        Brothers; Vice Chairman, The New York Stock Exchange.

S. Atiq Raza (51)                Trustee                President  and CEO of Raza  Venture  Management,  Inc.,  an
                                                        incubator management company focused on startup companies;
                                                        Managing Partner of Raza Venture Fund A, L.P., a broadband communications and e-commerce fund; President and CEO of
                                                        Advanced Micro Devices (AMD), a microprocessor manufacturer;
                                                        President and CEO of NexGen, Inc., a computer manufacturer.

Raj Singh (55)                   Trustee                Co-founder of Redwood Venture  Partners,  a high technology investment firm; Co-founder and Chairman of Roshnee Corporation, an optical networking company; Founder and former CEO of:
                                                        StratumOne Communications, a developer of semi-conductor
                                                        technology, Fiberlane Communications (Cerent/Siara/Cyras family), a fiber-optics telecommunications company, and InterHDL, a microprocessor manufacturer; Director of PulseCore, Xpedion,
                                                        Webscope, Moscape, WeByPhone, Euclid, RealChip, GeoTouch.com and
                                                        eCode.com.

*    The address of each Trustee and officer is c/o Venus Series Trust, 31 Milk Street, Suite #315, Boston, MA
     02109.
**   "Interested" Trustee, as defined in the 1940 Act, by reason of his affiliation with the Adviser.

Currently, no officer, director or employee of the Adviser receives any compensation from the Trust for serving as an officer or Trustee of the Trust, and it is not anticipated that any compensation will be given to such officers or Trustees in the future; however, the Trust reserves the right to compensate its officers and Trustees. The estimated fees payable to the Trustees for the current fiscal year are summarized in the following table:


                               COMPENSATION TABLE

                               Aggregate          Pension or Retirement      Estimated Annual      Total Compensation
                              Compensation         Benefits Accrued as         Benefits upon       from Fund and Fund
                               from Fund          Part of Fund Expenses         Retirement      Complex paid to Trustees

Vikas Mehrotra                     0                        0                        0                     0
(President and Trustee)

John Gutfreund                     0                        0                        0                     0
(Trustee)

S. Atiq Raza                       0                        0                        0                     0
(Trustee)

Raj Singh                          0                        0                        0                     0
(Trustee)


                               OWNERSHIP OF SHARES

The following persons are known by the Fund to be holders of record or beneficially of 5% or more of the Fund as of December 31, 2000:

       VLS International, SA                                   23.08%
       C489 Defence Colony
       New Delhi, India 110024

       Rajvir Singh                                            11.50%
       1055 Freemont Avenue
       Los Altos, CA 94024

       M&A Raza Revocable Trust                                22.85%
       Saiyed Atiq Raza, Trustee
       3080 N. First Street
       22525 La Quilla Dr.
       San Jose, CA 95134

       Radhakrishna Anabathula                                  5.55%
       13760 Lexington Court
       Saratoga, CA 95070

As of December 31, 2000, all officers and Trustees as a group beneficially owned 37.14% of the outstanding shares of the Fund.


                          INVESTMENT ADVISORY SERVICES

Investment Advisor

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The Adviser has not been sponsored, recommended or approved, nor have its abilities or qualifications been passed upon, by the Securities and Exchange Commission (the "SEC") or any other governmental agency. Mr. Vikas Mehrotra, the Chairman of the Trust, is the president and sole stockholder of the Adviser.

The Adviser acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement dated March 8, 2000 (the "Advisory Agreement"). Subject to the supervision and direction of the Board of Trustees, the Adviser manages the Fund's portfolio in accordance with the stated policies of the Fund. The Adviser makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. In addition, the Adviser furnishes office facilities and clerical and administrative services and subject to the direction of the Board of Trustees, is responsible for the overall management of the business affairs of the Fund, including the provision of personnel for record keeping, the preparation of governmental reports and responding to shareholder communications. In addition, it is anticipated that members of the Advisory Board may, from time to time, purchase shares of the Fund on the same terms and conditions as that offered to other investors of the Fund; provided, however, no such member will co-invest with the Fund, by making a regular practice of purchasing or selling the same securities in which the Fund invests, or engage in similar transactions with the Fund. See the Prospectus, "Risk Factors -- Conflicts of Interest."

Management Fee

As described in the Prospectus, the Fund will pay the Adviser a performance-based management fee calculated monthly by comparing the Fund's investment performance to a target during the most recent twelve-month period. The target for the Fund is the investment record of the IFC India Index ("IFC India Index"), a stock index compiled by the International Finance Corporation
(IFC), a member of the World Bank Group. The difference between the Fund's performance compared to the performance of the IFC India Index is multiplied by a performance adjustment of 12.5% at an annual rate ("Performance Adjustment"). The Performance Adjustment is then added or subtracted from the basic fee of 2.50%, subject to the Adviser's minimum fee of 0.00% and maximum fee of 5.00%. If the Fund underperforms its benchmark by 20 percentage points over a 12-month period, the minimum management fee of 0.00% will apply. Correspondingly, if the Fund overperforms its benchmark by 20 percentage points, the maximum total management fee of 5.00% will apply. Therefore, investors in the Fund should pay special attention to the choice of benchmark since it plays a critical role in determining the total risk of the Fund as well as the management fees charged by the Fund. The following table illustrates the fee structure:

  Twelve Month Performance of the Fund versus IFC India Index   Management Fee
  ----------------------------------------------------------- ------------------
  The Fund underperforms IFC India Index by 20% or more.            0.000%
  The Fund underperforms IFC India Index by 15%.                    0.625%
  The Fund underperforms IFC India Index by 10%.                    1.250%
  The Fund underperforms IFC India Index by 5%.                     1.875%
  The Fund and IFC India Index perform the same.                    2.500%
  The Fund overperforms IFC India Index by 5%.                      3.125%
  The Fund overperforms IFC India Index by 10%.                     3.750%
  The Fund overperforms IFC India Index by 15%.                     4.375%
  The Fund overperforms IFC India Index by 20% or more.             5.000%

After giving effect to the fee waiver described in the Prospectus under "Investment Management," no fees were paid to the Advisor for 2000.

Choice of IFC India Index as Benchmark

The IFC India Index is an index that is not managed or controlled by the IFC, and is comprised of securities of approximately 150 Indian companies. The IFC India Index assigns relative percentage values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks in the index. The Adviser believes that the IFC India Index will serve as an adequate benchmark against which to compare the Fund's performance because: (i) the IFC India Index is keyed to the same geographical area as the Fund's investment strategy; (ii) Indian technology companies comprise approximately 25% of the aggregate market capitalization of the companies included in the IFC India Index; and (iii) the IFC India Index reflects a balanced equity return.

Because the Fund is using a "fulcrum" fee formula to raise or lower the base management fee depending on Fund performance, the choice of benchmark is a critical factor to be considered by the investor. The total management fee paid to the Adviser will depend on a base fee as a percentage of assets under management as well as the Performance Adjustment that will add to or subtract from the base management fee depending explicitly on the magnitude of positive excess returns above the benchmark or the magnitude of negative excess returns below the benchmark. The design of the "fulcrum" around which the incentive fees either add to or subtract from the base management fees hinges on the choice of the benchmark. The investor, by buying shares of the Fund, is providing incentives to the Adviser to strive for higher excess returns and to take additional risks. The Adviser, when taking additional risks in order to attempt to gain excess returns above the benchmark, knows that the total management fees can rise or fall depending on performance. To a limited extent, then, the Adviser will benefit when the investor benefits, and the Adviser will suffer a detriment when the investor suffers a below-benchmark performance.

The benchmark for the Fund was chosen based on a number of factors, including the objectives of the Fund, the universe of securities and other investments which the Adviser plans to utilize, the level of risks expected to be taken, and the ability of the portfolio to develop strategies that attempt to out-perform the benchmark. The Adviser believes that the overall risk profile of the IFC India Index will be comparable to the targeted risk level of the Fund.

Other Expenses

Other expenses are borne by the Fund and include brokerage fees and commissions, fees of Trustees not affiliated with the Adviser, expenses of registration of the Trust and of the shares of the Fund with the SEC and the various states, charges of the custodian, dividend and transfer agent, outside auditing and legal expenses, liability insurance premiums on property or personnel (including officers and trustees), maintenance of business trust existence, any taxes payable by the Fund, interest payments relating to Fund borrowings, costs of preparing, printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities, costs of printing share certificates, portfolio pricing services and Fund shareholder meetings.

Approval and Termination of Advisory Agreement

The Advisory Agreement is subject to annual approval by (i) the Board of Trustees or (ii) vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on not less than 60 days' notice, by the Board of Trustees or by vote of the holders of a majority of the Fund's shares or, upon not less than 90 days' notice, by the Adviser. The Advisory Agreement will terminate automatically in the event of its assignment.

                                 OTHER SERVICES

Transfer Agent

The Fund's transfer agent is Mutual Shareholder Services, LLC, a limited liability company located at 8869 Brecksville Road, Brecksville, Ohio 44141 (the "Transfer Agent"). The Fund has entered into a Transfer Agent Agreement ("Transfer Agent Agreement") with the Transfer Agent, pursuant to which the Transfer Agent has agreed to act as the Fund's transfer, redemption and dividend disbursing agent. As such, the Transfer Agent maintains the Fund's official record of shareholders and is responsible for crediting dividends to shareholders' accounts. In consideration of such services, the Fund pays the Transfer Agent an annual fee, paid monthly, equal to $9.75 per shareholder account (with a monthly minimum of $775) plus $12 per month for each state in which the Fund is registered under such state's securities laws, plus out-of-pocket expenses. The Trust reserves the right to change its transfer, redemption and dividend distributing agent at any time, subject to the terms of the Transfer Agent Agreement.

Custodian

The Fund's custodian is Firstar Bank, N.A., a national banking association having its principal office at 425 Walnut Street, Cincinnati, Ohio 45202 (the "Custodian"). The Fund has entered into a Custodian Agreement ("Custodian Agreement") with the Custodian, pursuant to which the Custodian will hold all securities and cash of the Fund, deliver and receive payment for securities sold, receive and pay for securities purchased, collect income from investments and perform other duties, all as directed by officers of the Fund. The Custodian will not exercise any supervisory function over the purchase and sale of securities or the payment of distributions to shareholders. The Fund reserves the right to change its custodian at any time, subject to the terms of the Custodian Agreement.

Auditors

KPMG LLP has been selected as auditors for the Fund. In such capacity, KPMG performs an annual audit of the Fund's financial statements.

                             PORTFOLIO TRANSACTIONS

Decisions  to buy and sell  securities  for the  Fund  are made by the  Adviser.
Portfolio security transactions for the Fund are effected by or under the supervision of the Adviser.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or markup. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's markup or markdown.

In executing portfolio transactions and selecting brokers and dealers, it is the Fund's policy to seek the best overall terms available. The Advisory Agreement provides that, in assessing the best overall terms available for any transaction, the Adviser shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes the Adviser, in selecting brokers or dealers to execute a particular transaction, and, in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

The Board of Trustees periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The Adviser's fee under the Advisory Agreement is not reduced by reason of the Adviser's receiving such brokerage and research services.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the kind made by the Fund may also be made by those other accounts. When the Fund and one or more accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

During the year 2000, the Fund paid aggregate brokerage commissions in the amount of $4,373.50.

                       CAPITAL STOCK AND OTHER SECURITIES

The Declaration of Trust provides for an unlimited number of authorized shares, which may, without shareholder approval, be divided into an unlimited number of series of such shares. There presently is only one series of shares, which are the Fund shares. Each Fund share represents an equal proportionate interest in the Fund with other Fund shares, and is entitled to such dividends and distributions out of the Fund's income as are declared at the discretion of the Board of Trustees. All consideration received by the Trust for shares of the Fund and all assets in which such consideration is invested will belong to the Fund and will be subject to the liabilities relating thereto.

Shareholders are entitled to one vote per share on such matters as shareholders are entitled to vote. The laws of the State of Delaware, under which the Trust is organized, and the Trust's bylaws provide that the Fund is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. Accordingly, the Fund will not hold annual shareholder meetings unless required to do so under the 1940 Act. Shareholders holding two-thirds of the Fund's voting shares do have the right to call a meeting of shareholders for the purpose of voting to remove one or more Trustees. The Fund will render assistance to shareholders in connection with their efforts to arrange a shareholder meeting as required under Section 16(c) of the 1940 Act.

Upon issuance and sale in accordance with the terms of the Fund's prospectus, each share will be fully paid and non-assessable. Shares of the Fund have no preemptive, subscription or conversion rights and are redeemable as set forth in the Fund's prospectus in the section titled "How to Sell and Redeem Shares." The Fund will not issue share certificates evidencing shares of the Fund. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption.

The Declaration of Trust also provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every agreement, obligation or instrument entered into or executed by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

In order to provide the initial capital for the Fund, the Adviser and its affiliates purchased a total of 50,000 Fund shares at $10.00 per share for an aggregate purchase price of $500,000. As long as the Adviser owns more than 25% of the Fund shares, it will be deemed to be in "control" of the Fund as that term is defined in the 1940 Act.


                            PURCHASE, REDEMPTION AND
                       PRICING OF SECURITIES BEING OFFERED

See "How To Purchase Shares" and "How To Sell and Redeem Shares" in the Fund's prospectus.

                              TAXATION OF THE FUND

The Fund will be treated as a separate entity for federal income tax purposes. The Fund intends to qualify continually as a regulated investment company under Subchapter M of the Code. Such qualification removes from the Fund any liability for federal income taxes upon the portion of its income distributed to shareholders and makes federal income tax upon such distributed income generated by the Fund's investments the sole responsibility of the shareholders. Continued qualification requires the Fund to distribute to its shareholders each year substantially all of its income and capital gains. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible four percent (4%) excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its calendar year net ordinary income, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 (or December 31 if elected by the Fund) of such year, and (3) 100% of any undistributed net ordinary income and net capital gains for previous years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year with a record date in such month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund will notify shareholders of the tax status of dividends and distributions.

If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be subject to corporate income taxes imposed at the Fund level, and all distributions from earnings and profits, including distributions of net capital gain (i.e., the excess, if any, of net long-term capital gain over net short-term capital loss), will be taxable to shareholders as ordinary income.

The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of the Fund.

Distributions of the Fund's net ordinary income and distributions of any net realized short-term capital gain will be taxable to shareholders as ordinary income. Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Distributions are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution paid shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder, even though subject to income taxes. The Fund may also, from time to time, pay dividends in excess of net income and net realized capital gains. Any such excess dividends would constitute a non-taxable return of capital to the shareholder.

A distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss. Such gain or loss will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; and otherwise short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before the ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions made by reinvesting distributions would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

Income received by the Fund may be subject to foreign income taxes, including withholding taxes. If, as is contemplated, more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, a shareholder will be required to (i) include in gross income (in addition to taxable distributions actually received) such shareholder's pro rata share of foreign taxes paid by the Fund, (ii) treat such shareholder's pro rata share of such foreign taxes as having been paid by such shareholder, and (iii) either deduct such pro rata share of foreign taxes in computing such shareholder's taxable income or treat such foreign taxes as a credit against federal income taxes. Shareholders which are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a distribution received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year.

In accordance with the Code, the Fund may be required to withhold a portion of dividends or redemptions or capital gains paid to a shareholder and remit such amount to the Internal Revenue Service if the shareholder fails to furnish the Fund with a correct taxpayer identification number, if the shareholder fails to supply the Fund with a tax identification number altogether, if the shareholder fails to make a required certification that the shareholder's taxpayer identification number is correct and that the shareholder is not subject to backup withholding, or if the Internal Revenue Service notifies the Fund to withhold a portion of such distributions from a shareholder's account. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income. In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such changes could affect the validity of this discussion. The discussion also represents only a general summary of tax law and practice currently applicable to the Fund and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein.

PROSPECTIVE INVESTORS IN SHARES OF THE FUND ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF SHARES OF THE FUND.


                              FINANCIAL STATEMENTS


                 [Financial Statements follow on the next page.]

                                 TECHNOLOGY FUND
                             Schedule of Investments
                                December 31, 2000

--------------------------------------------------- -------------- -------------
Shares/Principal Amount                              Market Value   % of Assets
--------------------------------------------------- -------------- -------------
COMMON STOCKS
Computer Related Service
    10,000  ADS SIFY                                      36,250
     1,000  Applied Micro Circuits                        75,031
       400  Brocade                                       36,725
    15,000  Crest Communications                          46,075
     5,000  Exodus                                       100,000
       500  Infosys Technologies                          61,022
       200  Juniper Networks                              25,213
     5,000  Penta Media Graphics                          31,535
     1,500  Redback Inc.                                  61,500
    10,000  Satyam Computers                              69,144
     2,500  Sycamore network                              93,125
     2,500  Transwitch Co                                 97,812
     9,000  TV 18                                         49,928
     2,000  Wipro                                        102,948
                                                    --------------
                                                         886,308         50.23%
Health Care
    10,000  Healtheon / Web MD                            79,380          4.50%
                                                    --------------
Semiconductors
       500  Stratos Lightwave, Inc.                        8,532          0.48%
                                                    --------------
Private Placements
   100,000  Axcel Photonics                               25,000
     6,920  Calient Networks                              50,000
    40,000  Comstellar                                   200,000
    17,500  Maple Optical                                100,275
    36,232  Niksun                                        50,000
    68,111  Renka                                        100,000
 1,000,000  Voxera                                        25,000
                                                    --------------
                                                         550,275         31.18%
            Total Stocks (Cost $1,918,161)             1,524,495         86.39%
                                                    --------------
Money Market Funds
            Firstar Money Market (Cost $54,292)           54,292          3.08%
                                                    --------------
            Total Money Market Funds                      54,292          3.08%
                                                    ==============

            Total Investments (Cost - 1,972,453)       1,578,787         89.47%

            Other Assets Less Liabilities                185,871         10.53%
                                                    --------------
            Net Assets                              $  1,764,658        100.00%
                                                    ==============

                                 TECHNOLOGY FUND
                       Statement of Assets and Liabilities
                                December 31, 2000

Assets:
       Investment Securities at Market Value                        $ 1,578,787
              (Identified Cost - 1,972,453)
         Cash                                                           182,551
         Receivables:
               Dividends and Interest                                    11,150
               Due from advisor                                             678
                                                                    ------------
                      Total Assets                                  $ 1,773,166

Liabilities
         Accrued Expenses                                                 8,508
                                                                    ------------
                      Total Liabilities                                   8,508
                                                                    ------------
Net Assets                                                          $ 1,764,658
                                                                    ============

Net Assets Consist of:
         Paid In Capital                                            $ 2,145,744
         Undistributed net investment income                             10,952
         Accumulated Realized Gain (Loss) on Investments - Net            1,628
         Net Unrealized Depreciation in Value of Investments           (393,666)

Net Assets, for 216,755 Shares Outstanding                          $ 1,764,658
                                                                    ============

Net Asset Value, Redemption and Offering Price
         Per Share ($1,764,658/216,755 shares)                      $      8.14

                                 TECHNOLOGY FUND

                             Statement of Operations
    For the period from March 17, 2000 (inception date) to December 31, 2000

Investment Income:
       Interest                                                  $     30,310
                                                                --------------
               Total Investment Income                                 30,310
                                                                --------------
Expenses:
       Management Fees (Note 2)                                        25,480
       Organization Expenses                                           11,132
       Audit Fees                                                       7,500
       Other                                                              678
                                                                --------------
               Total Expenses                                          44,790
               Less Reimbursements                                    (26,159)
                                                                --------------
       Net Expenses                                                    18,632
                                                                --------------

Net Investment Income                                                  11,678
                                                                --------------
Net Realized and Unrealized Gain (Loss) on Investments:
       Net Realized Gain on Investments                                 1,628
       Net Unrealized Depreciation on Investments                    (393,666)
                                                                --------------
Net Realized and Unrealized Gain (Loss) on Investments               (392,038)
                                                                --------------

Net Decreases in Net Assets from Operations                      $   (380,360)
                                                                ==============

                                 TECHNOLOGY FUND

                     Statement of Changes in Net Assets For
       the period from March 17, 200 (inception date) to December 31, 2000

Increases (Decreases) in Net Assets from:
Operations:
         Net Investment Income                                    $    11,678
         Net Realized Gain on Investments                               1,628
         Net Unrealized Depreciation on Investments                  (393,666)
                                                                  ------------
               Net Decrease in Net Assets from Operations            (380,360)
                                                                  ------------
Distributions to Shareholders
         Net Investment Income                                           (726)
                                                                  ------------
Decrease In Net Assets from Distributions                                (726)
                                                                  ------------
Capital Share Transactions:
         Proceeds From Sale of Shares                               1,645,018
         Shares Issued on Reinvestment of Dividends                       726
                                                                  ------------
               Increase in Net Assets from Shareholder              1,645,744
                                                                  ------------
Net Increase in Net Assets                                          1,264,658
Net Assets at Beginning of Period                                     500,000
                                                                  ------------
Net Assets at End of Period                                       $ 1,764,658
                                                                  ============
Undistributed Net Investment Income                               $    10,952
                                                                  ============
Share Transactions:
         Issued                                                       166,668
         Reinvested                                                        87
                                                                  ------------
Net increase in shares                                                166,755
Shares outstanding beginning of period                                 50,000
                                                                  ------------
Shares outstanding end of period                                      216,755
                                                                  ============

                                 TECHNOLOGY FUND

                          Financial Highlights Selected
               data for a share outstanding throughout the period:

                                                                 04/25/00** to
                                                                      12/31/00

Net Asset Value - Beginning of Period                             $    10.00

Net Investment Income                                                   0.06
Net Realized and Unrealized Losses on Securities                       (1.92)
                                                                  --------------
     Total from Investment Operations                                  (1.86)
                                                                  --------------
Dividends from Net Investment Income                                    0.00 (A)
                                                                  --------------
     Total Distributions                                                0.00

Net Assets Value - End of Period                                  $     8.14
                                                                  ==============
Total Return                                                          -18.56%

Ratios/Supplemental Data

Net Assets - End of Period (Thousands)                            $    1,765
Ratio of Expenses to Average Net Assets after reimbursements            1.83%*
Ratio of Expenses to Average Net Assets before reimbursements           4.39%*
Ratio of Net Income to Average Net Assets                               1.15%*

Portfolio Turnover Rate                                                25.94%*



* Annualized
** Commencement of operations.
(A) Represents an amount less than $0.005

                              INDIA TECHNOLOGY FUND
                                                   Notes to Financial Statements
                                                               December 31, 2000

1.)      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
         The India Technology Fund ("Fund") is a non-diversified portfolio of Venus Series Trust ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The Fund is organized as a business trust under the laws of the State of Delaware by Declaration of Trust, dated November 8, 1999. The Fund's investment objective is to obtain long-term capital appreciation. In seeking its objective, this Fund will invest at least 70% of its total assets in securities of Indian technology companies. Significant accounting policies of the Fund are presented below.

         SECURITY VALUATION:
         The investments in securities are carried at market value. The market value for the investments listed on exchanges, including the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

         Investments in private placement securities represent investments for which there are no readily available public market quotations of value. These securities are presented in the accompanying financial statements at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Board of Trustees. In determining the value of these securities consideration is given to the financial condition and operating results of the underlying companies, the amount that the Fund can reasonably expect to realize upon the sale of the security, and any other factors deemed relevant. It is generally the policy of the Advisor to carry these investments at cost for the first year they are held unless a significant event occurs that effects the long term value of the investment.

         The financial statements include investments valued at $550,275 (31.2% of net assets) at December 31, 2000 whose values have been estimated by the Advisor in the absence of readily ascertainable market values. Because of the inherent uncertainty of the valuations, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

         SECURITY TRANSACTIONS AND INVESTMENT INCOME
         Security transactions are recorded no later than the day following the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.

         INCOME TAXES:
         It is the Fund's future policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code ("IRC"). In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains to meet the requirements of Subchapter M of the IRC.

         ESTIMATES:
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The significant estimates that are susceptible to change relate to the valuation of investments in private placements.

2.)      INVESTMENT ADVISORY AGREEMENT
         The Fund has entered into an investment advisory and administration agreement with Venus Capital Management, Inc (the Advisor). As compensation for services provided, the Fund will pay the Advisor a performance-based management fee ranging from 0.00%- 5.00% of the Fund's net asset value, calculated monthly by comparing the Fund's investment performance, over the most recent twelve month period, to the performance of the IFC India Index, a stock index compiled by the International Finance Corporation. For the period ended December 31, 2000, the advisor earned $25,480 of management fees all of which were reimbursed to the Fund.

3.)      RELATED PARTY TRANSACTIONS
         Certain owners of Venus Capital Management, Inc. are also owners and/or directors of the Fund. These individuals may receive benefits from management fees paid to the Advisor. As of December 31, 2000, VLS International, SA, the parent company of the Advisor, owned 36.05% of the Fund. This shareholder is considered a control person as defined under Section 2(1)(9) of the 1940 Act, by virtue of their ownership of more than 25% of the voting securities of the Fund.

4.)      CAPITAL STOCK AND DISTRIBUTION
         At June 30, 2000 an indefinite number of shares of capital stock were authorized, and 216,755 shares had been issued and were outstanding. There were no capital share redemptions for the period ended December 31, 2000.

5.)      SECURITIES TRANSACTIONS
         During the eight months ending December 31, 2000, purchases and sales of investment securities other than short-term investments aggregated $2,027,435 and $110,901, respectively.

         For Federal income tax purposes, the cost of investments owned at December 31, 2000 was the same as book cost. At December 31, 2000, the composition of unrealized appreciation and depreciation was as follows:

    Appreciation         Depreciation         Net Appreciation (Depreciation)
       47,117              440,783                       (393,666)


6.)      OTHER INVESTING STRATEGIES
         The Fund is authorized to engage in the use of certain financial instruments for hedging and investment purposes including investing in options, warrants, futures and foreign currency contracts. The risks of investing in these instruments can be in excess of the amounts recorded in the Fund's accompanying financial statements. In addition, the risks of investing in these instruments includes the possibility of an illiquid market, the possibility that the change in the value of the instrument may not correlate with changes in the value of the underlying investment or index and the possible credit risk that the other party will not fulfill their obligations under the contract. At December 31, 2000, and for the fiscal period then ended, the fund had not engaged in any transactions involving these financial instruments.

         In addition, The Fund may engage in short sale transactions in securities listed on one or more worldwide securities exchanges, particularly in India, Luxembourg, London and the United States, when and to the extent deemed advisable by the Adviser. These short sales may involve a level of risk in excess of the liability recognized in the accompanying financial statements. At December 31, 2000 and for the fiscal period then ended, the Fund had not engaged in any short sales.

7.)      CONCENTRATION OF INVESTMENT RISK
         The Fund plans to invest primarily in the equity securities of Indian technology companies. The value of the shares of the Fund may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. The specific risk faced by technology companies include rapidly changing technologies; exposure to a high degree of government regulation; cyclical patterns in information technology spending; scarcity of qualified management, engineering and marketing personnel; the possibility of lawsuits related to technological patents; and changing investor sentiments and preferences with regard to technology sector investments.

         The Value of the Fund shares may also be adversely affected the Fund's investment focus on Indian companies. Specific risks include political and economic instability in India; less efficient securities markets in India; substantially less public information is available about Indian companies than U.S. companies; restrictions on investments by foreign institutional investors in India; fluctuations in currency exchange rates; and exchange controls. Furthermore, the Indian government exercises significant influence over many aspects of the Indian economy.

8.)      PRIVATE PLACEMENTS
         At December 31, 2000, the Fund's investments in Private Placements exceeded the Fund's allowable limits for investments in illiquid investments (15% of net assets) under the Fund's prospectus. The Advisor of the Fund is undertaking measures to resolve the issue as soon as possible without causing any significant harm to existing shareholders of the Fund. However, given the present unsettled state of the capital markets, particularly the technology sector, the resolution of this matter may be protracted.

                          Independent Auditors' Report
The Board of Trustees and Shareholders
Venus Series Trust

We have audited the accompanying statement of assets and liabilities of the India Technology Fund (the "Fund"), a series of Venus Series Trust, including the schedule of investments, as of December 31, 2000, and the related statements of operations and changes in net assets for the period from March 17, 2000 (inception date) to December 31, 2000 and the financial highlights for the period from April 25, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of the India Technology Fund as of December 31, 2000, the results of its operations, changes in its net assets and financial highlights for the periods described above, in conformity with accounting principles generally accepted in the United States of America.


                                                         /S/ KPMG LLP


Boston, Massachusetts
February 23, 2001

                                     PART C

                                OTHER INFORMATION

ITEM 23.  EXHIBITS.


a.   Declaration of Trust,  dated as of November 8, 1999, of Venus Series Trust.
     (1)

b.   By-Laws of Venus Series Trust. (1)

c.   Reference is made to Article VII of the Declaration of Trust.

d. Investment Advisory Agreement, dated as of March 8, 2000, between Venus Capital Management, Inc. and Venus Series Trust. (1)

e.   None

f.   None

g. Custody Agreement, dated as of April 7, 2000, between Firstar Bank, N.A. and Venus Series Trust. (3)

h. Transfer Agent Agreement, dated as of January 27, 2000, between Venus Series Trust and Mutual Shareholder Services, LLC. (1)

i.   Opinion of Duval & Stachenfeld LLP. (2)

J.   Consent of KPMG LLP.

k.   None

l. Subscription Agreement, dated as of November 8, 1999, between Venus Capital Management, Inc. and Venus Series Trust. (1)

m.   Rule 12b-1 Plan. (2)

n.   None

o.   None



(1) Incorporated by reference to corresponding exhibit of Amendment No. 1 to Registration Statement filed March 9, 2000.

(2) Incorporated by reference to corresponding exhibit of Amendment No. 2 to Registration Statement filed April 11, 2000.

(3) Incorporated by reference to corresponding exhibit of Amendment No. 3 to Registration Statement filed April 25, 2000.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Mr. Vikas Mehrotra, the Chairman of the Trust, is the president and sole stockholder of the Adviser.

ITEM 25.  INDEMNIFICATION.

As permitted by Sections 17(h) and (i) of the 1940 Act and pursuant to Article IV of the Declaration of Trust (Exhibit (a) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Section 7 of the Investment Advisory Agreement (Exhibit (d) to the Registration Statement) limits the liability of Venus Capital Management, Inc. to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Advisory Agreement.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

See the Prospectus, "Investment Management -- Portfolio Manager" and Statement of Additional Information, "Management of the Fund."

ITEM 27.  PRINCIPAL UNDERWRITERS.

Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, at the Registrant's principal offices and with the Transfer Agent at 8869 Brecksville Road, Brecksville, Ohio 44141, except that all records relating to the activities of the Custodian are maintained and are available at the office of the Adviser, 31 Milk Street, Suite #315, Boston, MA 02109.

ITEM 29.  MANAGEMENT SERVICES.

Not applicable.

ITEM 30.  UNDERTAKINGS.

Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and State of Massachusetts, on the 7th day of May, 2001. The Registrant represents that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) and no material events requiring disclosure in the Prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of its most recent Post-Effective Amendment which included a Prospectus.


                                                     VENUS SERIES TRUST

                                                     By:/S/ Vikas Mehrotra
                                                        -------------------
                                                        Vikas Mehrotra
                                                        Chairman



Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



      SIGNATURE                         TITLE                        DATE
      ---------                         -----                        ----

/S/ Vikas Mehrotra         Chairman, President and Trustee       May 7, 2001
-----------------------
Vikas Mehrotra


/S/ John Gutfreund                     Trustee                   May 7, 2001
-----------------------
John Gutfreund


/S/ S. Atiq Raza                       Trustee                   May 7, 2001
-----------------------
S. Atiq Raza


/S/ Raj Singh                          Trustee                   May 7, 2001
-----------------------
Raj Singh

                         CONSENT OF INDEPENDENT AUDITORS



The Board of Trustees and Shareholders of Venus Series Trust

We consent to the use of our report, dated February 23, 2001, on the financial statements of The India Technology Fund, a series of Venus Series Trust, included herein and to the references to our firm under the captions "Financial Highlights" in the prospectus and "Auditors" in the statement of additional information.


                                                       /s/ KPMG LLP


Boston, Massachusetts
May 7, 2001